Exhibit 10.1

GI DYNAMICS, INC.

THIRD AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”), dated effective as of December 22, 2020, is made to that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT, dated August 10, 2020, as amended on October 31, 2020 and on November 30, 2020 (as so amended, the “Agreement”), by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A attached to the Agreement (the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

WHEREAS, pursuant to Section 6.11 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the holders of at least a majority of the then-outstanding Shares; and

WHEREAS, the Company and the only Purchaser, as of the date hereof, desire to further amend the Agreement to extend the Final Closing Date from December 22, 2020 to January 29, 2021.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.

Amendment to the Agreement. All references to the term “Final Closing Date” in the Agreement shall be deemed and each such reference is hereby replaced with the following:

“Final Closing Date” shall mean January 29, 2021.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

(Signatures Pages Immediately Follow)

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:	/s/ Charles R. Carter
Name:	Charles R. Carter
Title:	CFO, Secretary, Treasurer

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first written above.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director